UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

IDT Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Thursday, December 15, 2011

PLACE:	Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029

ITEMS OF BUSINESS:	1. To elect five directors, each for a term of one year.

2.      To approve an amendment to the IDT Corporation 2005 Stock Option and Incentive Plan, as amended and restated, that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,135,000 shares.

3.      To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record on October 21, 2011.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:	If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of October 21, 2011 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at Invest@idt.net or by calling IDT Investor Relations at (973) 438-3838.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE IDT CORPORATION STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 15, 2011: The Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report are available at:

http://www.idt.net/about/ir/overview.asp

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Executive Vice President, General Counsel and Corporate Secretary

Newark, New Jersey

November 8, 2011

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of IDT Corporation, a Delaware corporation (the “Company” or “IDT”) as of the close of business on October 21, 2011, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 15, 2011 at 10:30 a.m., local time, at the Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by telephone, Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on November 9, 2011.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Thursday, October 21, 2011 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 26,351,616 shares issued, of which 22,718,296, the outstanding shares, are entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock and 21,143,970 shares of Class B Common Stock. The remaining 4,175,808 shares issued, consisting of 1,698,000 shares of Class A Common Stock and 2,477,808 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast have voted in favor of any proposal.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are three convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: by telephone, on the Internet or by mail. To vote by phone, call the toll-free telephone number on the proxy card (1-800-PROXIES), and to vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by telephone, Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone, or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the SEC, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Executive Vice President, General Counsel and Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by telephone, Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present at the Annual Meeting will be required for the approval of the election of directors (Proposal No. 1) and the amendment to the 2005 Stock Option and Incentive Plan, as amended and restated (Proposal No. 2). This means that the number of votes cast “for” a director nominee or Proposal No. 2 must exceed the number of votes cast “against” that nominee or Proposal No. 2. Abstentions are not counted as votes “for” or “against” these proposals.

Under New York Stock Exchange rules, without voting instructions from the beneficial owner, brokers may not vote shares on non-routine matters. The election of directors (Proposal No. 1) and the amendment to the 2005

Stock Option and Incentive Plan, as amended and restated (Proposal No. 2) are non-routine matters. In the absence of voting instructions from the beneficial owner, a broker non-vote may occur. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-1000, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a Fiscal Year refers to the Fiscal Year ending in the calendar year indicated (e.g., Fiscal 2011 refers to the Fiscal Year ended July 31, 2011).

References to Company Shares

All references to the Company’s Class A Common Stock and Class B Common Stock and price per share amounts reflect the Company’s one-for-three reverse stock split, which became effective on February 24, 2009. Prior to April 5, 2011, there were three class of Company stock: Class A Common Stock, Class B Common Stock and Common Stock. On April 5, 2011, all of the Company’s Common Stock was reclassified as Class B Common Stock, leaving two classes of Company stock: Class A Common Stock and Class B Common Stock.

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct

and Ethics, the full texts of which are available for your review in the Governance section of our website at http://www.idt.net/about/ir/overview.asp and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chief Executive Officer and Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://www.idt.net/about/ir/overview.asp. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1. During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2. During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.(a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4. Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5. The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Lawrence E. Bathgate, Eric Cosentino, and Judah Schorr is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent. The Corporate Governance Committee also found that W. Wesley Perry, who was a director during Fiscal 2011 and until his resignation on October 31, 2011 in connection with the spin-off of the Company’s subsidiary, was independent in accordance with the Corporate Governance Guidelines. The Corporate Governance Committee considered the following relationships between the Company and W. Wesley Perry: In April 2008, W. Wesley Perry, a former independent director of the Company, sold a portion of his interest in EGL Oil Shale LLC to the Company for a cash payment of $632,400. Mr. Perry owns an overriding royalty interest in .2635 of 1% covering the Company’s commercial lease (should the Company have the opportunity to convert its research, development and demonstration lease) of lands in Western, Colorado. In April 2010, Mr. Perry purchased a 0.2% interest in Genie Energy Corporation, the Company’s subsidiary, for $400,000. The Corporate Governance Committee determined, after considering the timing, ownership and financial interest of the transactions, that the foregoing relationships were not material relationships with the Company and would not impact Mr. Perry’s independence. The Corporate Governance Committee, therefore, recommended that the Board of Directors determine that Mr. Perry be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors accepted the Corporate Governance Committee’s recommendation. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard Jonas nor Bill Pereira is a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1—Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested parties may communicate with: (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors, by contacting the Lead Independent Director; and (iii) the Audit, Compensation, Corporate Governance or Nominating Committees of the Board of Directors, by contacting the Chairmen of such committees. All communications should be in writing, should indicate in the address whether the communication is intended for the Lead Independent Director, the Chairman of the Board, or a Committee Chairman, and should be directed care of IDT Corporation’s Corporate Secretary, Joyce J. Mason, Esq., Stockholder Communications, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors, to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance Committees, to the Chairmen of such committees.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•	Obscene materials;

•	Unsolicited marketing or advertising material or mass mailings;

•	Unsolicited newsletters, newspapers, magazines, books and publications;

•	Surveys and questionnaires;

•	Resumes and other forms of job inquiries;

•	Requests for business contacts or referrals;

•	Material that is threatening or illegal; or

•	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held ten meetings in Fiscal 2011. In Fiscal 2011, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the annual meeting of stockholders for Fiscal 2010 attended the 2010 annual meeting of stockholders.

Board of Directors Leadership Structure and Risk Oversight Role

The Company maintained separate positions of Chairman of the Board and Chief Executive Officer from August 2001 to October 2009, when James A. Courter served as the Chief Executive Officer of the Company and Howard S. Jonas served as the Chairman of the Board. At the end of Mr. Courter’s tenure as Chief Executive Officer, the Board of Directors combined the position of Chairman of the Board and Chief Executive Officer and elected Mr. Jonas to fill the position of Chief Executive Officer, in addition to his then-current role as Chairman of the Board. The Board of Directors’ decision was based on Mr. Jonas’ leadership skills and his knowledge of the Company’s businesses since its inception. As Chairman of the Board, Mr. Jonas provides overall leadership to the Board of Directors in its oversight function while, as Chief Executive Officer, he provides leadership in respect to the day-to-day management and operation of the Company’s businesses. Mr. Jonas’ service as both Chairman of the Board and Chief Executive Officer creates a critical link between management and the Board of Directors. The risk management oversight roles of the Compensation, Audit and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the combined Chairman of the Board and Chief Executive Officer role.

Section 303A.03 of the New York Stock Exchange Listed Company Manual requires that the non-employee directors of the Company meet without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Eric F. Cosentino, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since December 17, 2009. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees conduct annual self-assessments to review and monitor their respective continued effectiveness. As part of its Fiscal 2011 self-assessment exercise, the Board of Directors determined, among other things, that its size, composition and structure were appropriate.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning. The Compensation Committee oversees risks related to compensation policies and practices.

Board Committees

The Board of Directors has established an Audit Committee, a Nominating Committee, a Compensation Committee, and a Corporate Governance Committee.

The Audit Committee

The Audit Committee consists of Lawrence Bathgate (Chairman), Eric Cosentino and Judah Schorr, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://www.idt.net/about/ir/overview.asp, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held eight meetings during Fiscal 2011. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Bathgate qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Howard S. Jonas (Chairman) and Eric Cosentino. Eric Cosentino is independent in accordance with Section 303A.04 of the New York Stock Exchange Listed Company Manual. Mr. Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 303A.00 of the New York Stock Exchange Listed Company Manual. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://www.idt.net/about/ir/overview.asp, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one meeting in Fiscal 2011. On October 31, 2011 Bill Pereira was recommended by the Nominating Committee to fill a vacancy resulting from the resignations of W. Wesley Perry and James A. Courter from the Board of Directors. The Board of Directors decreased the size of the Board of Directors to five members. Mr. Pereira became a member of the Board of Directors on October 31, 2011. Mr. Pereira was approved for inclusion on our proxy card by the Nominating Committee.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2005 Stock Option and Incentive Plan, as amended and restated, and, its predecessor, the 1996 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Bathgate (Chairman), Cosentino and Schorr. The Compensation Committee held five meetings during Fiscal 2011. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://www.idt.net/about/ir/overview.asp, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

Beginning in Fiscal 2010, the Compensation Committee adopted Company-wide goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. The Compensation Committee reviews the goals and objectives at the end of the fiscal year to determine the amounts of annual cash bonuses to be awarded to executive officers.

The Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Cosentino (Chairman), Bathgate and Schorr. The Corporate Governance Committee held four meetings in Fiscal 2011. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://www.idt.net/about/ir/overview.asp, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

2011 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2011 was comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation. Each of these components is described in more detail below.

Director Equity Grants

Pursuant to the Company’s 2005 Stock Option and Incentive Plan, as amended and restated, each non-employee director of the Company who is deemed to be independent will receive, on each January 5th (or the next business day thereafter), an automatic grant of 4,166 shares of restricted Class B Common Stock, which vest immediately upon grant. In addition, each non-employee director who serves as a member of one or more committees of the Board of Directors of the Company as of January 5th (or the next business day thereafter) will receive an additional annual automatic grant of 4,166 shares of Class B Common Stock (without duplicate grants for serving on multiple committees). A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to non-employee directors are subject to certain terms and conditions described in the Company’s 2005 Stock Option and Incentive Plan, as amended and restated.

Director Board Retainers

Each non-employee director of the Company who attended at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year receives an annual cash retainer of $50,000. Such payment is made at the end of the calendar year following attendance of at least 75% of the Board of Directors meetings during that calendar year. The annual cash retainer is pro-rated (by quarter based on the quarter when service on the Board of Directors began or ended) for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable board meetings for such partial year. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances.

Committee Fees

Non-employee directors who serve on committees of the Board of Directors receive the following annual fees: $25,000 for service on the Audit Committee, $15,000 for service on the Compensation Committee and $10,000 for service on the Corporate Governance Committee. Committee fees are paid quarterly to committee members who attend at least 75% of the meetings of each committee’s regularly scheduled meetings during a calendar quarter. The members of the Nominating Committee did not receive payment from the Company for their service on the committee during Fiscal 2011.

Lead Independent Directors and Audit Committee Financial Expert

There is no additional compensation for the Lead Independent Director and the Audit Committee Financial Expert. Eric Cosentino has served as the Lead Independent Director since December 17, 2009 and Lawrence Bathgate has served as the Audit Committee Financial Expert since December 17, 2009.

2011 Director Compensation Table

The following table lists Fiscal 2011 compensation for any person who served as a non-employee director during Fiscal 2011. This table does not include compensation to Howard S. Jonas, who serves as director and is a named executive officer, as he did not receive additional compensation for his service as a director. Mr. Courter, who was a director of the Company until October 31, 2011, received $250,000 in compensation as an advisor to the Company, but did not receive any compensation for his service as a director. Mr. Pereira joined the Board of Directors on October 31, 2011. His Fiscal 2011 compensation is set forth in the summary compensation table. Messrs. Perry and Courter resigned from the Board of Directors on October 28, 2011 in connection with the spin-off of the Company’s subsidiary, Genie Energy Ltd. Messrs. Perry and Courter are directors of Genie Energy Ltd.

Name	Dates of Board Service During Fiscal 2011	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
Lawrence E. Bathgate II	08/01/2010 – 07/31/2011	$100,000	(1)	$204,378	(5)	$1,916	(7)	$306,294
Eric F. Cosentino	08/01/2010 – 07/31/2011	$100,000	(2)	$204,378	(5)	$1,165	(8)	$305,543
W. Wesley Perry	09/13/2010 – 07/31/2011	$50,000	(3)	$102,167	(6)	$958	(9)	$153,125
Judah Schorr	08/01/2010 – 07/31/2011	$100,000	(4)	$204,378	(5)	$1,916	(10)	$306,294
James A. Courter	08/01/2010 – 07/31/2011	$—		$—		$250,000	(11)	$250,000

(1)	Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2011 and (b) $50,000, which represents committee fees earned for committee meetings and committee retainers during Fiscal 2011.
(2)	Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2011 and (b) $50,000, which represents committee fees earned for committee meetings and committee retainers during Fiscal 2011.
(3)	Represents the annual Board of Directors retainer earned in Fiscal 2011.
(4)	Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2011 and (b) $50,000, which represents committee fees earned for committee meetings and committee retainers during Fiscal 2011.
(5)	Represents the grant date fair value of an award of 8,332 shares of the Company’s Class B Common stock on January 5, 2011, computed in accordance with FASB ACS Topic 718R.
(6)	Represents the grant date fair value of an award of 4,166 shares of the Company’s Class B Common stock on January 5, 2011, computed in accordance with FASB ACS Topic 718R.
(7)	Represents dividends paid on July 12, 2011 ($.23) on 8,332 shares of vested Class B Common Stock that were granted to Mr. Bathgate on January 5, 2011.
(8)	Represents dividends paid on July 12, 2011 ($.23) on 5,064 shares of vested Class B Common Stock that were granted to Mr. Cosentino on January 5, 2011.
(9)	Represents dividends paid on July 12, 2011 ($.23) on 4,166 shares of vested Class B Common Stock that were granted to Mr. Perry on January 5, 2011.
(10)	Represents dividends paid on July 12, 2011 ($.23) on 8,332 shares of vested Class B Common Stock that were granted to Mr. Schorr on January 5, 2011.
(11)	Reflects $250,000 received in compensation as an advisor to the Company. Mr. Courter did not receive any compensation for his service as a director.

Non-employee directors held the following stock awards of the Company’s Class B Common Stock granted for director service, and options to purchase shares of the Company’s Class B Common Stock, as of July 31, 2011:

Name	Class B Common Stock	Options to Purchase Class B Common Stock
Lawrence E. Bathgate, II	8,332	—
Eric F. Cosentino	5,064	—
W. Wesley Perry	6,249	—
Judah Schorr	30,623	—

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

On December 14, 2006, the Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which was administered by the Audit Committee until March 13, 2008, at which time the Board of Directors transferred such administration to the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. On April 19, 2010, the Board of Directors expanded the scope of the policy to include transactions which, despite not meeting the criteria set forth above, are otherwise material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

There is a brother/sister relationship between Howard S. Jonas, Chairman of the Board, Chief Executive Officer and controlling stockholder, and Joyce J. Mason, General Counsel, Corporate Secretary and Executive Vice President. Howard Jonas’ total compensation is set forth in the Summary Compensation Table. Joyce Mason’s total compensation was $655,800 (including a grant of restricted Class B common stock with a grant date fair value of $280,400) during Fiscal 2011 and $370,400 during Fiscal 2010. Ms. Mason’s current annual base salary is $310,400.

Michael Jonas, son of Howard Jonas, became an employee of the Company on November 15, 2005. Michael Jonas’ total compensation was $289,692 and $105,850 during Fiscal 2011 and Fiscal 2010, respectively. Michael Jonas was an employee of the Company until October 28, 2011 with an annual base salary of $185,400. He became an employee of Genie Energy Ltd. on October 28, 2011, upon the spin-off of Genie Energy Ltd.

Samuel (Shmuel) Jonas, son of Howard Jonas, became an employee of the Company on January 2, 2008. He served as Vice President of Operations until June 2010, at which time he was elected as Chief Operating Officer. Shmuel Jonas’ total compensation was $1,969,160 (including a grant of restricted Class B common stock with a grant date fair value of $1,514,160) and $370,957 during Fiscal 2011 and Fiscal 2010, respectively. Shmuel Jonas’ current annual base salary is $395,000.

IDT Domestic Telecom, Inc., a subsidiary of the Company, leases space at 3220 Arlington Avenue, Bronx. The lease was signed in August 2009, after the Company completed the move of most of its operations to 550 Broad Street, Newark, NJ and found that it did not have sufficient space to house the Union Telecard Alliance business. The property is owned by 3220 Arlington Suites, LLC, a company owned by Shmuel Jonas and Howard Jonas. 3220 Arlington Suites, LLC was able to build out space to Union Telecard Alliance’s specifications. The rental price for 3,304 square feet is $135,100 per year for a two-year lease, which commenced in May 2010, and $66,080 in build out costs, each paid at the lease signing. The rental price is in accord with the fair market value of similar listed commercial space in the area.

In 2006, the Company, as managing member of 494 Broad, LLC, engaged Atlantic C&P, a company owned entirely by Shmuel Jonas, Howard Jonas’ son and the Company’s current Chief Operating Officer, to build out and run a cafeteria on the property located at 494 Broad Street in Newark, New Jersey. Atlantic C&P was selected because of its suitability for the project and Mr. Shmuel Jonas’ experience in the operation of the cafeteria in the Company’s headquarters. Atlantic C&P paid $170,000 to build out the space, including the cost of equipment. On March 8, 2007, a subsidiary of the Company entered into an agreement to sell the property to a third party, and the buyer required the removal of all of the improvements. In August 2009, Atlantic C&P informed the Company of expenses in the aggregate amount of $150,000 (after netting certain funds that it realized on disposing of certain equipment), it had incurred related to the development of the space in 494 Broad Street and the fact that those expenses had never been reimbursed by the Company. Prior to Atlantic C&P informing the Company in August 2009 of the unreimbursed expenses, the Company was not aware of any potential obligation to make the repayment. On August 17, 2010, the Company reimbursed Atlantic C&P a total of $150,000.

On September 14, 2009, CTM Media Holdings, Inc. was spun-off to the stockholders of the Company. Howard Jonas is the controlling stockholder and Chairman of the Board of CTM Media Holdings, Inc. Upon the consummation of the spin-off of CTM Media Holdings, Inc., the Company and CTM Media Holdings, Inc. entered into a Master Services Agreement pursuant to which the Company provides to CTM Media Holdings, Inc. administrative, financial, technological, regulatory and legal services. From September 14, 2009 through July 31, 2010, CTM paid the Company $772,914 pursuant to this Agreement. As of July 31, 2010, CTM Media Holdings, Inc. owed the Company $36,210. During Fiscal 2011, CTM paid the Company $38,286 pursuant to this Agreement. As of July 31, 2011, CTM Media Holdings, Inc. owed the Company $39,220. Currently, the Company bills CTM Media Holdings, Inc. $5,000 per month pursuant to this Agreement.

On October 28, 2011, Genie Energy Ltd. was spun-off to the stockholders of the Company. Howard Jonas is the controlling stockholder and Chairman of the Board of Genie Energy Ltd. Upon the consummation of the spin-off of Genie Energy Ltd., the Company and Genie Energy Ltd. entered into a Transition Services Agreement pursuant to which the Company will provide to Genie Energy Ltd. administrative, financial, technological, regulatory and legal services.

The Company provides office space as well as certain connectivity and other services to Jonas Media Group (formerly Jonas Publishing), a publishing firm owned by the Company’s Chairman of the Board and Chief Executive Officer, Howard Jonas. Billings for such services were $24,258 and $233,543 in Fiscal 2010 and Fiscal 2009, respectively. The Company allocated services of certain of its employees to Jonas Media Group during Fiscal 2009. Such employees were terminated with severance payments allocated proportionally to Jonas Media Group during Fiscal 2009. The Company charges Jonas Media Group $5.29 per square foot annually for the approximate 1,100 square foot basement space occupied by Jonas Media Group at 550 Broad Street, Newark, NJ, which is the rent that IDT pays to lease this space. As of July 31, 2010, Jonas Media Group owed the Company approximately $257,801. As of July 31, 2011, Jonas Media Group owed the Company approximately $252,486, which was paid in full in August 2011, leaving a balance due of $0.

On June 20, 2011, the Company purchased 302,000 shares of Class B Common Stock from Howard S. Jonas, at a purchase to price of $24.83 per share (the closing price of the Company’s Class B Common Stock on June 20, 2011), for a total of $7,498,660.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of October 21, 2011 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 1,574,326 shares of Class A Common Stock and 21,143,970 shares of Class B Common Stock. The numbers reported for Howard Jonas assume the conversion of all 1,547,326 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock		Percentage of Aggregate Voting Powerd
Howard S. Jonas	5,370,239	(1)	23.6%		74.6	%(2)
520 Broad Street Newark, NJ 07102
Liore Alroy	57,976	(3)	*		*
Bill Pereira	66,413	(4)	*		*
Lawrence E. Bathgate, II	8,332		*		*
Eric F. Cosentino	5,064		*		*
Judah Schorr	30,623		*		*
All directors, Named Executive Officers and other executive officers as a group (11) persons)	5,853,995	(5)	25.6	%(6)	75.1%

*	Less than 1%.
d	Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.
(1)	Consists of an aggregate of (a) 1,574,326 shares of Class A Common Stock which represents (i) 1,476,229 shares of Class A Common Stock held by Mr. Jonas directly and (ii) 98,097 shares of Class A Common Stock held by the Howard S. Jonas 2009 Annuity Trust I; and (b) 3,795,892 shares of Class B Common Stock, which represents (i) 28,864 shares of Class B Common Stock held by Mr. Jonas directly, (ii) an aggregate of 7,780 shares of Class B Common Stock beneficially owned by custodial accounts for the benefit of certain of the children of Mr. Jonas (of which Mr. Jonas is the custodian), (iii) 388,716 owned by the Howard S. Jonas 2009 Annuity Trust I, (iv) 1,309,284 owned by the Howard S. Jonas 2009 Annuity Trust II, (v) 2,059,760 shares of restricted Class B Common Stock held by Mr. Jonas directly and (vi) 1,509 shares of Class B Common Stock held by Mr. Jonas in his 401(k) plan account as of September 30, 2011. Mr. Jonas, with his wife Deborah Jonas, is the co-trustee of each of the Howard S. Jonas 2009 Annuity Trust I and the Howard S. Jonas 2009 Annuity Trust II. The foregoing also does not include 275,047 shares of Class B Common Stock owned by the Jonas Foundation and 600,263 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Mr. Jonas does not beneficially own these shares. The foregoing does not include an aggregate of 1,045,089 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Mr. Jonas, as Mr. Jonas does not exercise or share investment control of these shares.

(2)	In addition, by virtue of his voting control of the Company, Mr. Jonas is deemed to beneficially own 157,500 shares of common stock of IDT Telecom, Inc., which are owned by the Company. Mr. Jonas disclaims beneficial ownership of these shares.
(3)	Consists of (a) 54,000 restricted shares of Class B Common Stock and (b) 3,976 shares of Class B Common Stock, owned directly.
(4)	Consists of (a) 455 shares of Class B Common Stock held directly, (b) 54,000 shares of restricted Class B Common Stock (c) 666 shares of Class B Common Stock purchased through the Company’s Employee Stock Purchase Program, (d) 1,070 shares of Class B Common Stock held by Mr. Pereira in his 401(k) plan account as of September 30, 2011, and (e) 10,222 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days.
(5)	Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Howard Jonas’ shares of Class A Common, which are convertible into Class B Common Stock), and the following shares of Class B Common Stock held by other executive officers: (a) 56,591 shares of Class B Common Stock held directly, (b) 84,000 shares of restricted Class B Common Stock, (c) 1,395 shares of Class B Common Stock purchased through the Company’s Employee Stock Purchase Program, (d) and 5,223 shares of Class B Common Stock held in their 401(k) plan account as of September 30, 2011, and (e) 168,139 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days.
(6)	Assumed conversion of all of the shares of Class A Common Stock into shares of Class B Common Stock

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2011, except that one Form 4 was not filed on a timely basis by each of Jim Courter, the former Vice Chairman of the Board of the Company (with respect to the sale of Class B Common Stock on June 6, 2011.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table—Fiscal 2011

The table below summarizes the total compensation paid or awarded for Fiscal 2011 and, where required, Fiscal 2010, to each of the Chief Executive Officer, and the two other highest paid executive officers of the Company during Fiscal 2011 (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)		Total ($)
Howard S. Jonas	2011	$36,044	(4)	$375,000	$—		$1,380,389	(5)	$1,791,433
Chief Executive Officer and Chairman of the Board(3)	2010	$35,000	(4)	$350,000	$—		$—		$385,000

Liore Alroy	2011	$727,500		$375,000	$1,514,160	(7)	$376,020	(8)	$2,629,080
Former Executive Vice President, Current Deputy Chairman(6)	2010	$727,500		$329,800	$—		$—		$1,057,300

Bill Pereira	2011	$476,650		$285,000	$1,514,160	(7)	$14,870	(10)	$2,290,680
Former Chief Financial Officer, Current Board Member(9)

(1)	The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with that of the Company and its stockholders. The base salary levels and bonuses paid to the Named Executive Officers in Fiscal 2011 and Fiscal 2010 were based on the responsibilities undertaken by the individuals, the business unit managed and its complexity and role within the Company, and the market place for employment of people of similar skill and background. The base salary levels and bonuses paid were determined by budgetary considerations and approved by the Compensation Committee of the Board of Directors. In Fiscal 2011, the Named Executive Officers were awarded bonuses based on certain accomplishments during Fiscal 2010 including: (i) exceeding the Company’s budgeted goal of $38.1 million in Adjusted EBITDA by 59% (Adjusted EBITDA is a non-GAAP measure representing income (loss) from operations exclusive of depreciation and amortization, severance and other charges, and other operating gains (losses), net. It is one of several key metrics used by management to evaluate the operating performance of the Company and its individual business units); (ii) generating positive operating cash flow; (iii) securing an equity investment for the Company’s former subsidiary, Genie Oil and Gas; (iv) achieving compliance with the standards and continued listing on the New York Stock Exchange; and (v) exceeding targets for reducing corporate overhead (corporate overhead was $28.0 million in Fiscal 2009, the target amount for Fiscal 2010 was $15.0 million and the actual figure for Fiscal 2010 was $11.8 million). In Fiscal 2010, the Named Executive Officers were awarded bonuses based on certain accomplishments during Fiscal 2009 including: (i) the successful implementation of the Company’s turn-around plan, which improved the Company’s operational performance and reduced selling, general and administrative expenses Company-wide, (ii) securing and consummating the joint venture with Total S.A.’s in the Company’s AMSO shale oil venture and (iii) the shedding of non-core assets. In addition, Fiscal 2010 bonuses reflected the increased responsibilities and workload of the Named Executive Officers as a result of management changes and reductions in personnel. The Company does not target any specific proportion of total compensation in setting base salary and bonus compensation. The bonus amounts awarded to specific individuals were not determined based on previously established formulae, targets or ranges. The amounts were the result of determinations made by the relevant members of management and the Compensation Committee with respect to each subject individual, based on company-wide bonus levels that were arrived at following the end of the relevant fiscal year and relative to company performance and available resources, individual performance and levels relative to the bonuses of other Company personnel and officers.

(2)	The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2011.
(3)	Mr. Jonas has served as Chief Executive Officer since October 22, 2009. See discussion below regarding Mr. Jonas’ Employment Agreement. Mr. Jonas did not receive compensation for his role as a director of the Company.
(4)	Amounts listed as base salary for Mr. Jonas in Fiscal 2011 and 2010 were amounts paid in order to facilitate the provision of employee benefits to Mr. Jonas and allow for salary deductions to pay the employee portion of the costs thereof by Mr. Jonas under Company policy. Such amounts were deducted from Mr. Jonas’ bonus compensation and the amounts shown under bonus compensation are the amounts actually received for the periods, when the amounts determined for Mr. Jonas were actually higher by the cash salary amounts.
(5)	Consists of (i) $1,380,039 in dividends paid on 2,059,760 shares of unvested restricted Class B Common Stock that were granted to Mr. Jonas in connection with his employment agreement described below and (ii) $350 of a matching contribution to the IDT Corporation 401(k) plan.
(6)	Mr. Alroy served as Executive Vice President until October 28, 2011, the same date he was elected as Deputy Chairman of the Company.
(7)	Grant of 54,000 shares of restricted Class B Common Stock to vest as follows: 18,000 shares on each January 5th of 2012, 2013 and 2014. The stock grants issued to Messrs. Alroy and Pereira in Fiscal 2011 were part of a grant to certain key management personnel made as the Company completed its cost cutting and turn-around effort, in recognition of the contributions made by the individuals to that effort, to shaping the strategic vision and growth plan of the Company, and to the significant increase in the market prices for the Company’s equity. The individual grant levels were determined in discussions with management and the Compensation Committee and were linked to the contributions made to the multi-year effort by Messrs. Alroy and Pereira.
(8)	Consists of (i) $12,420 in dividends paid by the Company on grant of 54,000 shares of unvested restricted Class B Common Stock and (ii) $363,600 compensation cost, computed in accordance with FAS 123R, in connection with a grant of five percent (5%) of the Company’s subsidiary, Innovative Communications Technologies, Inc. (“ICTI”). ICTI holds patents related to VOIP technology. The grant of five percent of ICTI was approved by the Company’s Compensation Committee in recognition of Mr. Alroy’s contribution to the monetization of these patents.
(9)	Mr. Pereira served as Chief Financial Officer until October 28, 2011. Mr. Pereira was not a named executive officer in Fiscal 2010.
(10)	Consists of (i) $12,420 in dividends paid on 54,000 shares of unvested restricted Class B Common Stock and (ii) $2,450 of a matching contribution to the IDT Corporation 401(k) plan.

Employment Agreements

Howard S. Jonas: Mr. Jonas’ employment agreement (the “Jonas Employment Agreement”) that was in effect until October 30, 2008, was entered into effective April 1, 2002 and was amended two times. The Jonas Employment Agreement had a term through April 1, 2012. The Jonas Employment Agreement was amended on March 13, 2008 to provide a minimum annual base salary of $856,000 (but, through October 30, 2008, Mr. Jonas accepted only $750,000 per annum), which may not be decreased, but must be increased from time to time to match the base salary of the highest paid employee of the Company or of any entity controlled by the Company, during the term of the agreement.

On October 31, 2008, the Company and Mr. Jonas entered into an Amended and Restated Employment Agreement (the “Revised Jonas Agreement”), pursuant to which Mr. Jonas received a base salary of $750,000 through December 31, 2008, as well as 883,333 restricted shares of Common Stock and 1,176,427 restricted shares of Class B Common Stock in lieu of a cash base salary from January 1, 2009 through December 31, 2013, the end of the term (collectively, the “Compensation Shares”). On October 22, 2009, Mr. Jonas became the Chief

Executive Officer of the Company. On April 5, 2011, all of the Company’s Common Stock was reclassified as Class B Common Stock, therefore the 883,333 restricted shares of Common Stock were reclassified as 883,333 restricted shares of Class B Common Stock.

On October 28, 2011, Mr. the Company and Mr. Jonas entered into the Second Amended and Restated Employment Agreement (the “Second Revised Agreement”) for term from October 28, 2011 to December 31, 2013. The Second Revised Jonas Agreement is automatically extendable for additional one-year periods unless the Company or Mr. Jonas notifies the other within ninety days of the end of the term that the agreement will not be extended. Pursuant to the Second Revised Agreement, Mr. Jonas (i) Mr. Jonas will serve as Chairman of the Board of Directors of and Chief Executive Officer of the Company, (ii) is permitted to act as Chairman of the Board of Genie Energy, Ltd., the Company’s former subsidiary that was spun off the Company’s stockholders on October 28, 2011, (iii) will receive an annual cash base salary of $50,000 (in addition to the Compensation Shares) through December 31, 2013 and (iv) will receive an annual base salary of $1 million, or more as agreed upon by Mr. Jonas and the Company, from and after December 31, 2013.

Under the terms of the Second Revised Jonas Agreement, in the event of Mr. Jonas’ death or disability, or in the event the Company terminates Mr. Jonas’ employment without “cause” or Mr. Jonas voluntarily terminates his employment with “good reason:” (i) the Company shall pay Mr. Jonas’ estate a lump sum payment equal to twelve (12) months of Mr. Jonas’ base salary (at the rate in effect on the date of his death) and (ii) any unvested Compensation Shares shall vest. Pursuant to the Second Revised Jonas Agreement, Mr. Jonas has agreed not to compete with the Company for a period of one year following the termination of his agreement (other than termination of his employment for “good reason” or by the Company other than for “cause”). In the event that there is a change of control as defined in the Second Revised Jonas Agreement, all restrictions and risk of forfeiture as to Compensation Shares that have been issued shall lapse and all stock grants shall accelerate.

On October 28, 2011, the Company spun-off its subsidiary, Genie Energy Ltd. Mr. Jonas is the Chairman of the Board of Genie Energy Ltd. and, on October 28, 2011, he entered into an employment agreement with Genie Energy Ltd. for a term from October 28, 2011 to December 31, 2014. Pursuant to the agreement between Mr. Jonas and Genie Energy Ltd., Mr. Jonas shall not be receive an annual base salary, but he shall be entitled to receive bonuses as determined by the compensation committee of the board of directors of Genie Energy Ltd. Mr. Jonas’ employment agreement with Genie Energy Ltd. does not govern his employment relationship with the Company.

Liore Alroy: Mr. Alroy resigned from his position as Executive Vice President on October 28, 2001, the same date he was elected as the Deputy Chairman of the Company, a non-executive officer position, with the duties assigned to him by the Board and as strategic advisor to the Chairman of the Board. Prior to October 28, 2011, Mr. Alroy did not have an employment agreement with the Company. On October 28, 2011, Mr. Alroy and the Company entered into an Employment Agreement (the “Alroy Agreement”), pursuant to which Mr. Alroy receives an annual base salary of $363,750 from October 28, 2011 to October 27, 2014 (the term of the Alroy Agreement). In addition, Mr. Alroy is entitled to participate in any established bonus program for senior executive management as approved by the Compensation Committee. Mr. Alroy will also receive, on or before November 27, 2011, a grant of options to purchase the Company’s Class B Common Stock Company that shall represent one percent (1%) of the outstanding shares of capital stock of the Company on October 28, 2011, with an exercise price equal to the fair market value on the date of grant. Such options are to be granted pursuant to the Company’s 2005 Stock Option and Incentive Plan, as amended and restated, and vest in equal annual installments on the first through the eighth anniversaries of October 28, 2011 (the “Alroy Options”). Among other things, the Alroy Agreement provides that Mr. Alroy will serve as Deputy Chairman of the Company. The Alroy Agreement is automatically extendable for additional one-year periods unless the Company or Mr. Alroy notifies the other within ninety days of the end of the term that the agreement will not be extended. Under the terms of the Alroy Agreement, in the event of Mr. Alroy’s death, the Company shall pay Mr. Alroy’s estate his base salary (at the rate in effect on the date of his death) for the greater of (i) the six month period following his death or (ii) the remainder of the term, not to exceed one year. If Mr. Alroy is terminated without “cause,” if he voluntarily terminates his employment with “good reason,” each as defined in the Alroy Agreement, Mr. Alroy (a) is entitled receive a lump sum payment equal to the greater of $563,750 or Mr. Alroy’s annual base salary (at the rate in effect on the date of termination) for the remainder of the term of the Alroy Agreement and (b) the Alroy Options, to the extent not vested, shall vest as follows: (x) as to three eighths (3/8) of the total unvested Alroy Options, on the first anniversary of the date of termination, (y) as to on half (1/2) of the total unvested Alroy Options, on the second anniversary of the date of termination, and (z) as to all remaining unvested Alroy Options, on the third anniversary of the date of termination. If the Company does not offer to extend the term of the Alroy Agreement, the Alroy Options shall vest as if he were terminated by the Company without cause. If the Company does not offer to extend the term of the Alroy Agreement prior to October 28, 2017, Mr. Alroy is also entitled to receive a lump sum payment equal to the greater of $563,750 or Mr. Alroy’s annual base salary (at the rate in effect on the date of termination) for the remainder of the term of the Alroy Agreement. Pursuant to the Alroy Agreement, Mr. Alroy has agreed not to compete with the Company for a period of one year following the termination of his agreement. In accordance with the Company’s 2005 Stock Option and Incentive Plan, as amended and restated, the Alroy Options will become fully vested in the event of a “change of control” (other than a “change of control” which is also a “corporate transaction”), each as defined in the Company’s 2005 Stock Option and Incentive Plan, as amended and restated.

On October 28, 2011, the Company spun-off its subsidiary, Genie Energy Ltd. Mr. Alroy was elected as the Deputy Chairman of Genie Energy Ltd. and, on October 28, 2011, he entered into an employment agreement with Genie Energy Ltd. for a three year term, pursuant to which (i) Genie Energy Ltd. will pay Mr. Alroy a base salary of $363,750, (ii) Mr. Alroy is entitled to participate Genie Energy Ltd.’s bonus program for executive management and (iii) Mr. Alroy received options to purchase class B common stock of Genie Energy Ltd. equal to one percent (1%) of the outstanding capital stock of Genie Energy Ltd. Mr. Alroy’s employment agreement with Genie Energy Ltd. does not govern his employment relationship with the Company.

Bill Pereira: On April 29, 2009, the Company and Mr. Pereira entered into an Employment Agreement (the “Pereira Agreement”), pursuant to which Mr. Pereira receives an annual base salary of $435,000 from January 2, 2009 through January 1, 2012 (the term of the Pereira Agreement). In addition, Mr. Pereira is entitled to participate in any established bonus program for senior executive management; provided, however, that Mr. Pereira shall receive a special bonus, if necessary, so that his total compensation (salary plus bonus) remains at least 8.75% higher than the total compensation (base salary plus any bonus payments) of the highest paid financial officer/employee of the Company (during the prior fiscal year) or any of its controlled entities. Among other things, the Pereira Agreement provides that Mr. Pereira will serve as Chief Financial Officer of the Company. The Pereira Agreement is automatically extendable for additional one-year periods unless the Company or Mr. Pereira notifies the other within ninety days of the end of the term that the agreement will not be extended. Under the terms of the Pereira Agreement, in the event of Mr. Pereira’s death, the Company shall pay Mr. Pereira’s estate his base salary (at the rate in effect on the date of his death) for the greater of (i) the six month period following his death or (ii) the remainder of the term, not to exceed one year. If Mr. Pereira is terminated without “cause”, if he voluntarily terminates his employment with “good reason” as defined in the Pereira Agreement or if the Company does not extend the term of the agreement upon its expiration, (i) he is entitled to a lump sum payment equal to the greater of (a) $600,000 or (b) Mr. Pereira’s base salary (at the rate in effect on the date of termination) and (b) .all awards granted under the Company’s incentive plan shall vest (and the restrictions thereon lapse). A change of control of the Company is deemed to be “good reason” for Mr. Pereira to terminate the Pereira Agreement. Pursuant to the Pereira Agreement, Mr. Pereira has agreed not to compete with the Company for a period of one year following the termination of his agreement.

Mr. Pereira resigned as Chief Financial Officer of the Company on October 28, 2011 and was appointed as the Chief Executive Officer of IDT Telecom, the Company’s subsidiary, on October 31, 2011. Mr. Pereira and the Company are negotiating a revised employment agreement at this time.

In addition, including pursuant to their employment agreements, executives are eligible to receive bonuses based upon performance, including the specific financial and other goals set by the Compensation Committee of the Board of Directors, which goals will be Company-wide and specific to certain business units. Specific bonuses will depend on the individual achievements of executives and their contribution to achievement of the enumerated goals. These goals will be set by the Compensation Committee, with input from the executive officers. The Compensation Committee will also review these goals and objectives to determine annual equity grants to executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)
Howard S. Jonas	—	—	—	—	2,059,760	(2)	$49,702,009

Liore Alroy	—	—	—	—	54,000	(3)	$1,303,020

Bill Pereira	10,222	—	33.99	04/22/2017	54,000	(3)	$1,303,020

(1)	Market value is computed by multiplying the closing market price of our Class B Common Stock on July 29, 2011 ($24.13) by the number of shares of restricted Class B Common Stock that have not vested.
(2)	Mr. Jonas’ unvested shares of restricted Class B Common Stock to vest as follows: 568,182 restricted shares of Class B Common Stock to vest on January 15, 2012 and 1,491,578 restricted shares of Class B Common Stock to vest on December 31, 2013.
(3)	54,000 unvested shares of restricted Class B Common Stock to vest as follows: 18,000 shares on each January 5th of 2012, 2013 and 2014.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company has adopted the 2005 Stock Option and Incentive Plan, as amended and restated, pursuant to which options to purchase Class B Common Stock, shares of restricted Class B Common Stock and Deferred Stock Units have been awarded. The 2005 Stock Option and Incentive Plan, as amended and restated, is described further in “Proposal No. 2” below. The Company anticipates awarding options to purchase Class B Common Stock, restricted Class B Common Stock and Deferred Stock Units to employees, officers, directors and consultants under such Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2011.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders	435,395		$32.77	262,855
Equity compensation plans not approved by security holders	33,332	(2)	$38.85	—

Total	468,727		$33.20	262,855

(1)	Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2011.
(2)	Consists of options to purchase shares of Class B Common Stock with substantially similar terms and vesting provisions as options to purchase Class B Common Stock granted pursuant to the Company’s 1996 Stock Option and Incentive Plan.

PROPOSAL REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Third Restated Certificate of Incorporation, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, up to that limit, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five. There are currently five directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All five directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Lawrence E. Bathgate, II, Eric F. Cosentino, Howard S. Jonas, Bill Pereira and Judah Schorr, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below. James A. Courter and W. Wesley Perry both resigned from the Board of Directors on October 28, 2011, in connection with the Company’s spin-off of Genie Energy Ltd. Both Messrs. Courter on Perry serve on the Board of Directors of Genie Energy Ltd.

Each of these director nominees is standing for election for a term of one year until the 2012 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board or Directors considered when determining that each nominee should serve as a director.

Lawrence E. Bathgate, II has been a director of the Company since December 2009. Mr. Bathgate co-founded and has been a partner at the law firm Bathgate, Wegener & Wolf, P.C. in Lakewood, NJ since 1970. Mr. Bathgate has been recognized as one of the 100 most influential lawyers in America by the National Law Journal. Mr. Bathgate served as Parliamentarian of the New Jersey General Assembly from 1969 through 1970, with the distinction of being the youngest person ever to hold that position. Mr. Bathgate currently serves on the Board of M.D. Anderson Cancer Center in Houston, Texas and as a Council Member of The Woodrow Wilson Center in Washington, DC. Mr. Bathgate is a member of the Executive Committee and the Board of Directors of the New Jersey Performing Arts Center. He is a member of the Board of Trustees of Liberty Science Center (Jersey City) and is a member of the Board of Trustees of the Newark Boys & Girls Clubs and of the Board of Directors of the Ocean County College Foundation. Mr. Bathgate also served as Republican National Finance Chairman from the end of 1987 until September 1992. In the past, Mr. Bathgate has served as a member of the Board of Directors of Allaire State Bank (then Community National Bank, and now Bank of New York) and served as a member of the Board of Directors of Atlantic State Bank (now TD Bank North). Mr. Bathgate was also a member of the Board of Directors of Carson, Inc. (NYSE) and has served on the boards of several private companies. Mr. Bathgate received a J.D. from Rutgers University School of Law in 1964 and a B.S. in Economics from Villanova University in 1961. Mr. Bathgate also received an Honorary Doctor of Laws Degree from Monmouth College.

Key Attributes, Experience and Skills:

Mr. Bathgate’s diverse business experience as co-founder and partner at Bathgate, Wegener & Wolf, P.C., as well as his legal knowledge, offer valuable insights to the board, particularly in recent times given the new rules and regulations affecting public companies. Mr. Bathgate’s strong financial background, service on other boards of directors and the audit committee of Carson, Inc. (NYSE), as well as his B.S. in Economics (with a major in Accounting), provides financial expertise to the Board of Directors.

Eric F. Cosentino has been a director of the Company since February 2007. Rev. Cosentino has been a director of Zedge Holdings, Inc., a subsidiary of the Company, since September 2008 and a member of the National Association of Corporate Directors since March 2009. Rev. Cosentino served on IDT Entertainment’s Board of Directors until it was sold to Liberty Media in 2006. Rev. Cosentino has been the Rector of the Episcopal Church of the Divine Love in Montrose, New York, since 1987. He began his ordained ministry in 1984 as curate (assistant) at St. Elizabeth’s Episcopal Church in Ridgewood, Bergen County, New Jersey. He has also served on the Board of Directors of the Evangelical Fellowship Anglican Communion of New York. Rev. Cosentino has published articles and book reviews for The Episcopal New Yorker, Care & Community, and Evangelical Journal. Rev. Cosentino received a B.A. from Queens College and a M.Div. from General Theological Seminary, New York.

Key Attributes, Experience and Skills:

Rev. Cosentino has strong leadership skills, having served as the Rector of the Episcopal Church of the Divine Love in Montrose, New York, since 1987. As Chairman of the Company’s Corporate Governance Committee, Rev. Cosentino has become well-versed in corporate governance issues by attending seminars and joining the National Association of Corporate Directors in March 2009. Rev. Cosentino’s long tenure as a director of the Company and of its former subsidiary, IDT Entertainment, brings extensive knowledge of our Company to the Board.

Howard S. Jonas founded IDT in August 1990, and has served as Chairman of the Board of Directors since its inception. Mr. Jonas has served as Chief Executive Officer of the Company since October 2009 and from December 1991 until July 2001. Mr. Jonas served as President of the Company from December 1991 through September 1996, and as Treasurer of the Company from inception through 2002. Mr. Jonas has served as the Chairman of the Board of CTM Media Holdings, Inc., a former subsidiary of the Company that was spun off in September 2009. Mr. Jonas has served as the Co-Vice Chairman of Genie Energy International Corporation since August 2009 and as the Chairman of the Board of Genie Energy Ltd., a former subsidiary that was spun-off from the Company on October 28, 2011, since January 2011. Mr. Jonas has also served as the Vice Chairman of the board of directors of IDT Telecom from December 1999 to April 2008, as Co-Chairman since April 2008, and as a director of IDT Capital since September 2004. Mr. Jonas served as Co-Chairman of the board of directors of IDT Entertainment from November 2004 until August 2006. From August 2006 until August 2011, Mr. Jonas served as a director of Starz Media Holdings, LLC, Starz Media, LLC and Starz Foreign Holdings, LLC, each of which is a subsidiary of Liberty Media Corporation. In addition, Mr. Jonas has been a director of IDT Energy since June 2007 and a director of American Shale Oil Corporation since January 2008. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979. Mr. Jonas was the Chairman of the board of directors of Net2Phone from October 2001 to October 2004, the Vice Chairman of the board of directors of Net2Phone from October 2004 to June 2006, and has served as the Chairman of Net2Phone since June 2006. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings tremendous knowledge of all aspects of our Company and each industry it is involved in to the Board. Mr. Jonas’ service as Chief Executive Officer creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the businesses of the Company. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

Bill Pereira has served as a member of the Company’s Board of Directors and the Chief Executive Officer, President and Co-Chairman of IDT Telecom the since October 31, 2011. Mr. Pereira served as Chief Financial Officer of the Company from January 2009 until October 2011, and served as the Treasurer from January 2009 to December 2010. Previously, he served as Executive Vice President of Finance for the Company from January 2008 to January 2009. Mr. Pereira initially joined the Company in December 2001 when the Company bought Horizon Global Trading, a financial software firm where he was a managing partner. In February 2002, Mr. Pereira joined Winstar Communications, a subsidiary of the Company, as a Senior Vice President of

Finance. Mr. Pereira was promoted to CFO of Winstar Communications, a position he held until 2006 when he was named a Senior Vice President of the Company responsible for financial reporting, budgeting and planning. Prior to joining the Company, Mr. Pereira worked for a number of companies in the financial sector, including Prudential Financial, SBC Warburg and UBS. Mr. Pereira received an M.B.A. from the New York University Stern School of Business and a B.S. from Rutgers University.

Key Attributes, Experience and Skills:

Mr. Pereira’s history with the Company, particularly his nearly three-year tenure as Chief Financial Officer of the Company, brings extensive knowledge of the Company’s business divisions. Mr. Pereira’s financial background, coupled with his first-hand knowledge of the Company’s financial reporting and internal audit process, provides financial expertise to the Board. Mr. Pereira’s successful leadership of the Company’s turn-around plan provides valuable insight to the Board.

Judah Schorr has been a director of the Company since December 2006. Mr. Schorr founded Judah Schorr MD PC in 1994, an anesthesia provider to hospitals, ambulatory surgery centers and medical offices, and has been its President and owner since its inception, as well as the President of its subsidiary, Tutto Anesthesia. Dr. Schorr is the Director of Anesthesia Services at Bergen Regional Medical Center, the largest hospital in the state of New Jersey, and the Managing Partner of Chavrusa Realty Corp., a commercial real-estate company in Long Island, New York. Dr. Schorr received his B.S. in Psychology from Brooklyn College and his M.D. from the University of Trieste Faculty of Medicine and Surgery in Italy.

Key Attributes, Experience and Skills:

Through Mr. Schorr’s career as an entrepreneur driving the growth of Judah Schorr MD PC and Chavrusa Realty Corp., he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company. Mr. Schorr’s tenure as a member of the Board and its Compensation, Corporate Governance and Audit Committees brings useful compliance insights to the Board.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Howard S. Jonas	55	Chief Executive Officer, Chairman of the Board of Directors, Director, Director Nominee and Named Executive Officer
Bill Pereira	46	Director, Director Nominee and Named Executive Officer; Former Chief Financial Officer
Liore Alroy	43	Named Executive Officer and Former Executive Vice President
Shmuel Jonas	30	Chief Operating Officer
Ira A. Greenstein	51	President
Marcelo Fischer	44	Senior Vice President of Finance
Mitch Silberman	43	Chief Accounting Officer and Controller
Joyce J. Mason	52	Executive Vice President, General Counsel and Corporate Secretary
Lawrence Bathgate	72	Director and Director Nominee
Eric F. Cosentino	54	Director and Director Nominee
Judah Schorr	59	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and named executive officers, except Howard S. Jonas and Bill Pereira, whose information is set forth above in Proposal No. 1:

Liore Alroy has served as Deputy Chairman of the Company since October 28, 2011. Mr. Alroy served as an Executive Vice President of the Company from December 2007 to October 2011. Mr. Alroy has served as the Chief Executive Officer, President and Co-Chairman of IDT Telecom from April 2008 until October 2011. Since October 2004, he has served as the Chief Executive Officer and a Director of Net2Phone, which was an affiliate of the Company that was fully acquired by the Company in March 2006. Mr. Alroy joined the Company in 2001 and has since served in various capacities with the Company and its affiliates, including as a Senior Vice President for Strategic Initiatives. He is a graduate of Cornell University and Columbia University Law School.

Marcelo Fischer has served as the Company’s Senior Vice President -Finance and principal financial officer since October 31, 2011 and as Chief Financial Officer of IDT Telecom since June 2007. Mr. Fischer has also served as Senior Vice President of Finance from March 2007 to June 2007. Mr. Fischer served as the Company’s Chief Financial Officer and Treasurer from June 2006 to March 2007, as the Company’s Controller from May 2001 until June 2006 and as Chief Accounting Officer from December 2001 until June 2006. Prior to joining the Company, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received an M.B.A. from the New York University Stern School of Business and a B.A. from the University of Maryland.

Ira A. Greenstein joined the Company in January 2000 and served as Counsel to the Chairman until July 2001. Since August 2001, Mr. Greenstein has served as the President of the Company. He also was a Director from December 2003 until December 2006. Prior to joining the Company, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the Chairman of that firm’s New York Office’s Business Department. Concurrently, Mr. Greenstein was General Counsel and Secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee and as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves on the Boards of Directors of Document Security Systems, Inc. (AMEX:DSS), Ohr Pharmaceuticals, Inc. (OTC:OHRP.OB), NanoVibronix, Inc. and Regal Bank of New Jersey. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School.

Samuel (Shmuel) Jonas has served as Chief Operating Officer of the Company since June 2010. Mr. Jonas joined the Company in June 2008 and served as a Vice President until June 2009 when he was elected to serve as the Company’s Vice President of Operations. From 2004 to the present, Mr. Jonas has been the managing member of Arlington Suites, LLC, manager of a thirty million dollar mixed-use ground up development project in the Bronx, New York. From 2006 through 2008, Mr. Jonas was a partner in a 160-unit garden apartment complex in Memphis, Tennessee. Between 2004 and 2005, Mr. Jonas owned and operated various businesses in the food industry, including BID Distribution, a distributor and marketer of frozen desserts to grocery stores and food service operations. From 2001 to 2005, Mr. Jonas owned and operated Dowry, Inc., a food service and off-premises catering company.

Joyce J. Mason has served as an Executive Vice President of the Company since December 1998 and as General Counsel and Corporate Secretary of the Company since its inception. Ms. Mason also served as a director of the Company since its inception until December 2006. In addition, Ms. Mason is currently a director of Zedge Holdings, Inc., a subsidiary of the Company, and she also served as a director of IDT Telecom from December 1999 until May 2001 and as a director of Net2Phone from October 2001 until October 2004. Prior to joining the Company, Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Mitch Silberman has served as the Company’s Chief Accounting Officer and Controller since June 2006. Mr. Silberman joined the Company in October 2002 as Director of Financial Reporting until his promotion to Assistant Controller, in October 2003. Prior to joining the Company, Mr. Silberman was a senior manager at KPMG LLP, where he served in the firm’s Biotechnology and Pharmaceutical practice. Prior to KPMG, Mr. Silberman worked for Grant Thornton LLP, serving in the firm’s Telecommunications, Service and Technology practice. Mr. Silberman, a Certified Public Accountant, received a Bachelor of Science in Accounting from Brooklyn College.

Relationships among Directors or Executive Officers

Mr. Howard S. Jonas and Ms. Joyce J. Mason are brother and sister. Mr. Howard Jonas and Mr. Shmuel Jonas are father and son. Ms. Joyce J. Mason and Mr. Shmuel Jonas are aunt and nephew. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S

2005 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED

The Company’s stockholders are being asked to approve an amendment to the Company’s 2005 Stock Option and Incentive Plan, as amended and restated (the “2005 Plan”) that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,135,000 shares. The Board of Directors adopted the proposed amendment on September 19, 2011, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,135,000 shares is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2005 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2005 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2005 Plan, as proposed to be amended. A copy of the 2005 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2005 PLAN

Pursuant to the 2005 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. There are approximately 1,400 employees and directors eligible for grants under the Plan. Options granted under the 2005 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the 2005 Plan.

The maximum number of shares reserved for the grant of awards under the 2005 Plan is 5,301,666 shares of Class B Common Stock (including the 1,135,000 shares of Class B Common Stock reserved subject to approval of the stockholders of this Proposal), of which 1,362,855 shares of Class B Common Stock are available for issuance. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2005 Plan. Subject to the provisions of the 2005 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2005 Plan and may at any time adopt such rules and regulations for the 2005 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2005 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2005 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2005 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2005 Plan).

The 2005 Plan provides for automatic option and restricted stock grants to eligible non-employee directors of the Company and its non-public, majority-owned subsidiaries. Once per year, each non-employee director will receive 4,166 shares of Class B Common Stock and each non-employee director who serves as a member of one or more committees of the Board of Directors of the Company as of such grant date shall receive an additional grant of 4,166 shares of Class B Common Stock (without duplicate grants for serving on multiple Board committees). New non-employee directors will receive a pro-rata amount (based on projected quarters of service for such calendar year following the grant date) of such annual grants on their date of initial election and qualification as a non-employee director. The grant date for incumbent annual non-employee director grants will be each January 5 (or the next business day).

The 2005 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2005 Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the 2005 Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Class B Common Stock on the date of grant exceeds the purchase price specified in the related ISO.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock, during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Class B Common Stock, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2005 Plan.

The 2005 Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. All deferred stock awards become fully vested in the event of a Change of Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2005 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2005 Plan after the tenth anniversary of its initial adoption.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2005 Plan to officers, directors, employees and consultants. Actual awards under the 2005 Plan to Named Executive Officers for Fiscal 2011 are reported under the heading “Grant of Plan-Based Awards.”

New Plan Benefits

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	24,996	(1)

(1)	Each of the three non-employee directors of the Company will receive an annual grant of 4,166 shares of restricted Class B Common Stock for being a director and an additional 4,166 shares of restricted Class B Common Stock for serving on a committee of the Board of Directors of the Company. In 2011, this automatic grant was made on January 5, 2011. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting and their current committee service.

Federal Income Tax Consequences of Awards Granted under the 2005 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2005 Plan:

Incentive Stock Options. ISOs granted under the 2005 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period—thereby making a “disqualifying disposition”—the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2005 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR (including an LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2005 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the 2005 Plan that are restricted to transferability and subject to a substantial risk of forfeiture—absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”)—a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2005 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change of control” of the Company (as defined in Section 280G of the Code), including awards under the 2005 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and LSARs granted under the 2005 Plan should qualify for the performance-based compensation exception to Section 162(m).

On October 21, 2011, the last reported sale price of the Company’s Class B Common Stock on the New York Stock Exchange was $19.35 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE 2005 PLAN AS DESCRIBED ABOVE.

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011

Grant Thornton LLP was the Company’s independent registered public accounting firm for Fiscal 2011 and has served the Company as its independent registered public accounting firm since March 26, 2008. The Audit Committee intends to invite Grant Thornton LLP and other independent registered public accounting firms to be considered for the engagement to serve as the Company’s independent registered public accounting firm for the remainder of Fiscal 2012. The Company therefore is not asking stockholders to ratify at the Annual Meeting the appointment of Grant Thornton LLP or any other firm as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2011.

We expect that representatives for Grant Thornton will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Grant Thornton LLP for the Fiscal Years ended July 31, 2011 and July 31, 2010.

Fiscal Year Ended July 31	2011	2010
Audit Fees(1)	$1,409,480	$1,438,795
Audit Related Fees(2)	175,600	—
Tax Fees	26,120	24,738
All Other Fees	—	14,200

Total	$1,611,200	$1,477,733

(1)	Audit Fees consist of fees for the audit of the Company’s financial statements, as well as fees for the audits of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of internal control over financial reporting.
(2)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Grant Thornton LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2011 and Fiscal 2010.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.idt.net. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard. The Board of Directors has also determined that Lawrence E. Bathgate, II qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for Fiscal 2011, Grant Thornton LLP, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended July 31, 2011, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2011, and has discussed with Grant Thornton LLP the matters required to be discussed by the Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Grant Thornton LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Grant Thornton LLP its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Lawrence E. Bathgate, II, Chairman
Eric Cosentino
Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2012 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2012 annual meeting of stockholders must submit such proposals in writing to the General Counsel and Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than July 12, 2012. In addition, any stockholder proposal submitted with respect to the Company’s 2012 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Corporate Secretary after September 25, 2012.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on form 10-K may be obtained by contacting Bill Ulrey, Vice President–Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President–Investor Relations and External Affairs, at 520 Broad Street, Newark, NJ 07102, or may be requested through the Investor Relations section of our website: http://www.idt.net/about/ir/overview.asp under the Request Info tab.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

November 8, 2011

Joyce Mason Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT A

IDT CORPORATION

2005 STOCK OPTION AND INCENTIVE PLAN

(Amended and Restated on September 19, 2011)

1.	Purpose; Types of Awards; Construction.

The purpose of the IDT Corporation 2005 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of IDT Corporation (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.	Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately prior to the Initial Public Offering, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii) during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g) “Common Stock” shall mean the Company’s former shares of Common Stock.

(h) “Company” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(i) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(j) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(k) “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(l) “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of such Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(o) “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(p) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(q) “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(r) “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(s) “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(t) “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than Net2Phone, Inc., Film Roman, Inc. or any other Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(u) “Non-Employee Director Annual Grant” shall mean an award of 4,166 shares of Restricted Stock.

(v) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(w) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(x) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(y) “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(z) “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(aa) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(bb) “Plan” means this IDT Corporation 2005 Stock Option and Incentive Plan, as amended or restated from time to time.

(cc) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(dd) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(ee) “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(ff) “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(gg) “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(hh) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ii) “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common

Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock as applicable, as specified in the award or determined by the Committee.

(jj) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk) “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(ll) “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.	Administration.

(a) The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code, or (ii) any other members of the Board.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d) The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.	Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 14 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Stock.

(a) The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 5,301,666, subject to adjustment as provided in Section 12 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b) If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.	Terms and Conditions of Options.

(a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c) TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 12 of the Plan.

(e) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g) TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within 180 days after the date of termination (or such different period as the Committee shall prescribe).

(h) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within 180 days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.	Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.	Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a) LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.	Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b) PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g) FORM OF PAYMENT. Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10.	Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Limited Right may be granted at such time or times as may be determined by the Committee.

(b) EXERCISE. A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c) AMOUNT PAYABLE. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i) in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii) in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(j) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d) DETERMINATION OF AMOUNTS PAYABLE. The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i) The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii) The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii) The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv) The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v) The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE. Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f) METHOD OF EXERCISE. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.	Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d) OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

11A.	Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(b) RESTRICTIONS. Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d) OWNERSHIP. Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

12.	Effect of Certain Changes.

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the number of shares of Class B Common Stock available for awards under the Plan, (ii) the number and/or kind of shares covered by outstanding awards and (iii) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

13.	Corporate Transaction; Change in Control; Related Entity Disposition.

(a) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c) RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the

Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d) SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

14.	Non-Employee Director Restricted Stock.

The provisions of this Section 14 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 14, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 14, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a) GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 14. Restricted Stock granted pursuant to this Section 14 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b) INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director. Also, a Non-Employee Director who first becomes a member of one or more committees of the Board shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment to a committee (without duplication).

(c) ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant. Also on each Non-Employee Director Grant Date, each Non-Employee Director who serves as a member of one or more committees of the Board as of such date shall receive an additional Non-Employee Director Annual Grant (without duplication).

(d) VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 14 shall be fully vested on the date of grant.

15.	Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from September 21, 2005, the date the Board initially adopted the Plan. No awards shall be effective prior to the approval of the Plan by a majority of the Company’s stockholders.

16.	Transferability of Awards.

(a) Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 17 hereof.

(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d) Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

17.	Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

18.	Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12(a) of the Plan.

19.	No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

20.	Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

21.	Authorized Share Approval; Amendment and Termination of the Plan.

(a) AUTHORIZED SHARE APPROVAL. The Plan initially became effective when adopted by the Board on September 21, 2005 and shall terminate on the tenth anniversary of such date. The Plan was ratified by the Company’s stockholders on December 15, 2005, with 2,500,000 shares of Class B Common Stock authorized for awards under the Plan. The Board amended the Plan on September 27, 2006 to, among other things, increase the amount of shares authorized for award under the Plan to 4,000,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 14, 2006. The Board further amended the Plan on October 29, 2007 to increase the amount of shares authorized for award under the Plan to 5,500,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 18, 2007. The Board further amended the Plan on September 16, 2008 to, among other things, (i) increase the number of shares of the Company’s Class B Common Stock available for grant of awards under the Plan to 9,500,000 shares and (ii) reserve 3,000,000 shares of the Company’s Common Stock available for the grant of awards under the Plan. The Company’s stockholders ratified such amendment to the Plan on December 17, 2008. The Committee adjusted the Plan to reflect the one-for-three reverse stock split of the Company’s Common Stock and Class B Common Stock on February 24, 2009 in accordance with Section 12(a) of the Plan. On September 19, 2011, the Board further amended to increase the number of shares of the Company’s Class B Common Stock available for grant of awards under the Plan to 5,301,666 shares. Also on September 19, 2011, the Board adjusted the Plan to reflect the amendment to the Company’s Certificate of Incorporation that reclassified and exchanged Class B Common Stock for every outstanding share of Common Stock in accordance with Section 12(a) of the Plan as of April 5, 2011.

(b) AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 13(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

22.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 15, 2011

Important Notice Regarding the Availability of Proxy Materials for the IDT Corporation

Stockholders Meeting to be Held on December 15, 2011:

The Notice of Annual Meeting and Proxy Statement and Proxy Statement and the 2011 Annual Report are available at:

http://www.idt.net/about/ir/overview.asp

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. Election of Directors: NOMINEES:

2. Approval of an amendment to the IDT Corporation 2005 Stock Option and Incentive Plan, as amended and restated that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,135,000 shares.

					☐	☐	☐
Lawrence E. Bathgate, II	☐	☐	☐
Eric F. Cosentino	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Bill Pereira	☐	☐	☐
Judah Schorr	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date: , 2011	Signature of Stockholder	Date: , 2011

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution

If you would like to receive future IDT CORPORATION proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IDT CORPORATION

520 Broad Street, Newark, New Jersey 07102

(973) 438-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 15, 2011

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation to be held at the Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029 on December 15, 2011 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 15, 2011

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com until 11:59 PM Eastern Time the day before the cut-off or meeting date.

iPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN		FOR		AGAINST	ABSTAIN

1. Election of Directors: NOMINEES:

2. Approval of an amendment to the IDT Corporation 2005 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 1,135,000 shares.

					☐		☐	☐
Lawrence E. Bathgate, II	☐	☐	☐
Eric F. Cosentino	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Bill Pereira	☐	☐	☐
Judah Schorr	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date: , 2011	Signature of Stockholder	Date: , 2011

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.